EXHIBIT 24.1

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned Officers and Directors of Visual Networks, Inc., a Delaware corporation (the "Corporation"), hereby constitute and appoint Scott E. Stouffer, Lawrence S. Barker and Nancy A. Spangler, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one or more of them, to sign for the undersigned and in their respective names as Officers and as Directors of the Corporation, a Registration Statement on Form S-8 (or other appropriate form) relating to the proposed issuance of Common Stock and other securities pursuant to the exercise of stock options granted under the Visual Networks, Inc. 2003 Stock Incentive Plan (or any and all amendments, including post-effective amendments, to such Registration Statement) and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and with full power of substitution; hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature                                                  Title                                    Date
---------                                                  -----                                    ----
     /s/  Lawrence S. Barker          President, Chief Executive Officer and Director          June 19, 2003
---------------------------------              (Principal Executive Officer)
Lawrence S. Barker

     /s/  Peter J. Minihane                Executive Vice President and Director               June 19, 2003
---------------------------------       (Principal Accounting and Financial Officer)
Peter J. Minihane

                                             Chairman of the Board of Directors               _______ _, 2003
---------------------------------
Scott E. Stouffer

                                                          Director                            _______ _, 2003
---------------------------------
Ted H. McCourtney

     /s/  William J. Smith                                Director                             June 16, 2003
---------------------------------
William J. Smith

    /s/  William H. Washecka                              Director                             June 18, 2003
---------------------------------
William H. Washecka